UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.[ ])

Filed by the Registrant			[ X ]
Filed by a Party other than the Registrant			[ ]
Check the appropriate box:
[	]	Preliminary Proxy Statement
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[	X]	Definitive Proxy Statement

[    ] Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

USAA MUTUAL FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4) Date Filed

9800 Fredericksburg Road

San Antonio, Texas 78288

February 3, 2017

Dear Shareholder:

We are writing to ask for your vote on one proposal (the "Proposal") that affects your USAA mutual fund(s). The Proposal affects all of the funds of the USAA Mutual Funds Trust (the "Trust") and is as follows:

1. The Proposal is to elect eight (8) Trustees to the Board of Trustees (the "Board") of the Trust. After careful consideration, the Board recommends that you vote in favor of the Proposal.

We have made voting quick and easy. YOU MAY VOTE BY INTERNET AT WWW.PROXYVOTE.COM OR BY TELEPHONE at the number listed on your proxy card. Should you wish to vote by mail, you can do so by returning the enclosed proxy card(s). Just follow the instructions on your proxy card(s), sign and date the card(s), and send the card(s) back. All shareholders benefit from timely voting. When shareholders don't promptly cast their votes, the additional expense of follow-up communications must be incurred. PLEASE DO NOT SET THIS PROXY ASIDE FOR ANOTHER TIME.

Your vote is very important to us. We appreciate the trust you place in USAA to assist you in achieving your financial goals and the time and consideration you will give in voting on the Proposal.

Sincerely,

Brooks Englehardt	Robert L. Mason, Ph.D.
President	Chairman of the Board of Trustees
USAA Asset Management Company	USAA Mutual Funds Trust

98622-0217

USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road

San Antonio, Texas 78288-0227

SUMMARY OF THE PROPOSAL

The enclosed Proxy Statement (the "Proxy Statement") will give you the information you need to vote on the matter presented to shareholders. Much of the information in the Proxy Statement is required under the rules and regulations of the Securities and Exchange Commission (the "SEC") and is, therefore, quite detailed. If there is anything you don't understand, please contact us at (800) 531-USAA (8722).

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal to be voted upon (the "Proposal"). Please refer to the more complete information about the Proposal contained elsewhere in the Proxy Statement.

Question : Why am I being asked to vote?

Answer : You are being asked to vote on one proposal regarding the election of Trustees to the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust"). The Proposal, which will be voted on by all eligible shareholders of the Trust, is to re-elect five (5) current Trustees, elect two (2) current Trustees who were appointed by the Board, and elect one (1) new Trustee to serve on the Board. Trustees are fiduciaries and have an obligation to serve in the best interests of the shareholders of the funds of the Trust (each series of the Trust, individually a "Fund" and, collectively, the "Funds"). In addition, among other duties, they review Fund performance, oversee Fund activities, and review contractual arrangements with service providers that provide services to the Funds.

Question : Who is asking for my vote?

Answer : The Trust's Board is soliciting the enclosed proxy.

Question : Why are we electing Trustees now?

Answer : The Board currently is comprised of seven (7) Trustees. The Board has determined to expand the size of the Board to eight (8) Trustees. Thus, the Trustees are presenting to shareholders for election one (1) new nominee, Richard Y. Newton III, to fill the additional seat on the Board. Robert L. Mason, Ph.D., Daniel S. McNamara, Paul L. McNamara, Barbara B. Ostdiek, and Michael F. Reimherr, each a current Trustee, were last presented to shareholders for election in November 2011. The Board has determined to present to shareholders for re-election these current Trustees who have been nominated to continue to serve on the Board. Jefferson C. Boyce and Dawn M. Hawley, each a current Trustee, were appointed by the Board in September 2013 and April 2014, respectively, to fill vacancies on the Board. The Board has determined to present to shareholders for election these current Trustees who have been nominated to continue to serve on the Board.

Question : Are any new nominees being presented for election to the Board?

Answer : Yes. The Board is presenting one (1) new nominee for election to the Board as an independent Trustee. Additionally, the Board is presenting two (2) current Trustees who have not previously been presented to shareholders for election to the Board as independent Trustees.

Question : How does the Board recommend that I vote on the Proposal?

Answer : After careful consideration, the Board unanimously recommends that you vote "FOR" all nominees for election to the Trust's Board.

Question : Why do I need to vote?

Answer : Your vote is needed to ensure that a quorum is present at the Meeting so that the Proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which would result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question : How do I cast my vote?

Answer : To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone generally are available 24 hours a day, and your vote will be confirmed and posted immediately. The choice is yours. Use whichever method works best for you! If you choose to vote via the

Internet or by telephone, do not mail your proxy card.

To vote on the Internet:

1. Go to www.proxyvote.com.*

2. Enter the control number on your proxy card.

3. Follow the instructions on the site.

To vote by telephone:

1. Call the toll-free number listed on your proxy card.*

2. Enter the control number on your proxy card.

3. Follow the recorded instructions.

To vote by mail:

1. Complete and sign the enclosed proxy card for each Fund you own.

2. Return the completed and executed proxy card using the enclosed postage-paid envelope for your convenience.

Note: Each proxy card you receive has a unique control number. Please be sure to vote all your proxy cards.

* If you vote by telephone or access the Internet voting site, your vote must be received no later than 11:59 p.m. Eastern time on March 21, 2017.

You also may vote in person by attending the shareholder meeting. We encourage you to vote by Internet or telephone to minimize the costs of solicitation.

Question : Who is eligible to vote?

Answer : Shareholders of record of each Fund as of the close of business on January 12, 2017, are entitled to vote at the shareholder meeting or any adjournment or postponement thereof.

Question : Who do I call if I have questions?

Answer : We will be happy to answer your questions about the proxy solicitation. Please call shareholder services toll free at (800) 531-USAA (8722) Monday through Friday from 7 a.m. to 10 p.m., Central time, and on Saturday from 8:30 a.m. to 5 p.m., Central time.

YOUR VOTE IS VERY IMPORTANT!

PLEASE VOTE TODAY.

98623-0217

USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road

San Antonio, Texas 78288-0227

PROXY INFORMATION

The enclosed proxy statement provides details on important issues relating to your USAA mutual fund. The Board of Trustees of your Fund recommends that you vote "FOR" the proposal.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone generally are available 24 hours a day and your vote will be confirmed and posted immediately. The choice is yours. Use whichever method works best for you! If you choose to vote via the Internet or by telephone, do not mail your proxy card.

To vote on the Internet:

1. Go to www.proxyvote .. com.*

2. Enter the control number on your proxy card.

3. Follow the instructions on the site.

To vote by telephone:

1. Call the toll-free number listed on your proxy card.*

2. Enter the control number on your proxy card.

3. Follow the recorded instructions.

To vote by mail:

1. Complete and sign the enclosed proxy card for each Fund you own.

2. Return the completed and executed proxy card using the enclosed postage-paid envelope for your convenience.

Note: Each proxy card you receive has a unique control number. Please be sure to vote all your proxy cards.

* If you vote by telephone or access the Internet voting site, your vote must be received no later than 11:59 p.m., Eastern time, on March 21, 2017.

You also may vote in person by attending the shareholder meeting. We encourage you to vote by Internet or telephone to minimize the costs of solicitation.

YOUR VOTE IS VERY IMPORTANT!

PLEASE VOTE TODAY.

We urge you to spend some time reviewing this proxy statement and the brief summary of the proposal contained in this package. Should you have any questions, we invite you to call toll free at (800) 531-USAA (8722) Monday through Friday from 7 a.m. to 10 p.m. Central time and on Saturday from 8:30 a.m. to 5 p.m. Central time. We have retained Broadridge Financial Solutions Inc. ("Broadridge") to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, representatives from USAA may call you to remind you to exercise your right to vote.

USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road

San Antonio, TX 78288-0227

________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2017

________________________

A special meeting of the shareholders (the "Meeting") of all the funds of USAA Mutual Funds Trust (the "Trust") will be held on March 22, 2017, at 2 p.m., Central time, at the Joe Robles Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, for the following purpose:

1. To elect eight (8) Trustees to the Board of Trustees of the Trust.

Only shareholders of record of the Trust at the close of business on January 12, 2017, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof.

By Order of the Board of Trustees,

James G. Whetzel

Secretary

San Antonio, Texas

February 3, 2017

USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road

San Antonio, Texas 78288-0227

________________________

PROXY STATEMENT

________________________

This Proxy Statement (the "Proxy Statement") is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") (each series of the Trust, individually a "Fund" and, collectively, the "Funds") for use at a special meeting of shareholders of the Trust, or any adjournments or postponements thereof (the "Meeting") to be held at the Joe Robles Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on March 22, 2017, at 2 p.m., Central time, to consider the following proposal (the "Proposal"):

SHAREHOLDERS ENTITLED TO
SUMMARY OF PROPOSAL	VOTE ON A PROPOSAL

1. To elect eight (8) Trustees to the Board of the Trust.

Shareholders of the Trust will vote as a single class on the election of Trustees

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be Held on March 22, 2017

This Proxy Statement and one or more proxy cards are being sent to shareholders of record as of the close of business on January 12, 2017 (the "Record Date"). This Proxy Statement sets forth the basic information you should know before voting on the Proposal. You should read it and keep it for future reference. Each Fund has previously sent its recent annual report and semi-annual report to shareholders. A copy of a Fund's most recent annual report and semiannual report may be obtained without charge by writing to the Fund at 9800 Fredericksburg Road, San Antonio, TX 78288-0227 or by calling (800) 531-USAA (8722).

The Trust expects that this Proxy Statement will be made available to the shareholders of the Funds on or about February 3, 2017. Please note that to vote via the Internet or by telephone, you will need the "control number" that is printed on the proxy card. Much of the information in this Proxy Statement is required under the rules and regulations of the Securities and Exchange Commission (the "SEC") and is, therefore, quite detailed. If there is anything you don't understand, please contact us at (800) 531-USAA (8722). Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions, or by submitting a later dated proxy card.

The Trust is organized as a Delaware statutory trust and consists of 54 Funds. This Proxy Statement is being provided to shareholders of all Funds of the Trust as set forth in the following table:

Series of USAA Mutual Funds Trust (the Funds)
Aggressive Growth Fund	Nasdaq-100 Index Fund
California Bond Fund	New York Bond Fund
California Money Market Fund	New York Money Market Fund
Capital Growth Fund	Precious Metals and Minerals Fund
Cornerstone Aggressive Fund	Real Return Fund
Cornerstone Conservative Fund	S&P; 500 Index Fund
Cornerstone Equity Fund	Science & Technology Fund
Cornerstone Moderate Fund	Short-Term Bond Fund
Cornerstone Moderately Aggressive Fund	Small Cap Stock Fund
Cornerstone Moderately Conservative Fund	Target Retirement 2020 Fund
Emerging Markets Fund	Target Retirement 2030 Fund
Extended Market Index Fund	Target Retirement 2040 Fund
First Start Growth Fund	Target Retirement 2050 Fund
Flexible Income Fund	Target Retirement 2060 Fund
Global Equity Income Fund	Target Retirement Income Fund
Global Managed Volatility Fund	Targeted Managed Allocation Fund
Government Securities Fund	Tax Exempt Intermediate-Term Fund
Growth & Income Fund	Tax Exempt Long-Term Fund
Growth and Tax Strategy Fund	Tax Exempt Money Market Fund
Growth Fund	Tax Exempt Short-Term Fund
High Income Fund	Total Return Strategy Fund
Income Fund	Treasury Money Market Trust
Income Stock Fund	Ultra Short-Term Bond Fund
Intermediate-Term Bond Fund	Value Fund
International Fund	Virginia Bond Fund
Managed Allocation Fund	Virginia Money Market Fund
Money Market Fund	World Growth Fund
TABLE OF CONTENTS
PROPOSAL 1: APPROVAL OF THE ELECTION OF TRUSTEES. ..............................................................	1
W HO ARE THE NOMINEES FOR THE B OARD AND WHAT ARE THEIR QUALIFICATIONS ?.................................................	1
H OW ARE NOMINEES FOR T RUSTEE IDENTIFIED AND EVALUATED ? ............................................................................	5
H OW LONG CAN T RUSTEES SERVE ON THE B OARD ? ...................................................................................................	5
W HY ARE WE NOW ELECTING MEMBERS TO THE B OARD ?...........................................................................................	6
W HAT ARE SOME OF THE WAYS IN WHICH THE B OARD REPRESENTS SHAREHOLDER INTERESTS ? ...............................	6
H OW IS THE B OARD STRUCTURED ? ............................................................................................................................	6
W HAT ARE THE RESPONSIBILITIES OF THE B OARD ?....................................................................................................	8
H OW OFTEN DOES THE B OARD MEET ? ........................................................................................................................	9
W HAT IS THE SHARE OWNERSHIP OF THE T RUSTEES AND NOMINEES IN THE F UNDS ? .................................................	9
W HAT ARE THE T RUSTEES PAID FOR THEIR SERVICES ?.............................................................................................	14
W HAT PERCENTAGE OF SHAREHOLDERS ' VOTES IS REQUIRED TO ELECT THE NOMINEES TO THE B OARD ?................	18
H OW DOES THE B OARD RECOMMEND SHAREHOLDERS VOTE ON THE PROPOSAL ?.....................................................	18
I S THERE MORE INFORMATION ABOUT THE F UNDS ?..................................................................................................	18
MORE INFORMATION ABOUT VOTING AND THE MEETING...................................................................	18
T HE M EETING ............................................................................................................................................................	18
W AYS TO V OTE .........................................................................................................................................................	18
P ROXY V OTING .........................................................................................................................................................	18
R EVOCABILITY OF P ROXY .........................................................................................................................................	19
R EQUIRED S HAREHOLDER V OTE ...............................................................................................................................	19
M ETHOD AND C OST OF S OLICITATION ......................................................................................................................	20
V OTING S ECURITIES AND P RINCIPAL H OLDERS .........................................................................................................	20
D ATE FOR R ECEIPT OF S HAREHOLDERS ' P ROPOSALS FOR S UBSEQUENT S HAREHOLDER M EETINGS .........................	34
H OW CAN SHAREHOLDERS COMMUNICATE WITH THE B OARD ? ................................................................................	34
O THER B USINESS AND P ROPOSALS TO A DJOURN THE M EETING ................................................................................	35
APPENDIX A: THE FUND'S INDEPENDENT PUBLIC ACCOUNTANT ....................................................	A-1
APPENDIX B: CORPORATE GOVERNANCE COMMITTEE CHARTER ..................................................	B-1
APPENDIX C: MANAGEMENT OF THE TRUST ...........................................................................................	C-1

PROPOSAL 1: APPROVAL OF THE ELECTION OF TRUSTEES.

Who are the nominees for the Board and what are their qualifications?

The Board believes that all of the nominees for the Board, including the current Trustees, bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each nominee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the nominee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each nominee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each nominee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each nominee and determines that the nominee's professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the nominees are considered invaluable assets for USAA Asset Management Company ("AMCO"), the Funds' investment adviser, and, ultimately, the Funds' shareholders. Each nominee has consented to being named in this Proxy Statement and has indicated his or her willingness to serve if elected.

Name,	Position(s)	Term of	Principal Occupation(s)	Number of	Other
Address*	Held with	Office and	During the Past 5 Years	Funds	Directorships
and Date	Funds	Length of		Overseen	Held
of Birth		Time		or to Be
		Served		Overseen by
Trustee**

Independent	Trustees/Nominees	"�

Robert L.	Trustee	Trustee	Institute Analyst, Southwest	54	None
Mason, Ph.D.	and	since	Research Institute (03/02-01/16),
(July 1946)	Chairman	January	which focuses in the fields of
		1997 and	technological research. He was
		Chairman	employed at Southwest Research
		since	Institute for 40 years. Dr.
		January	Mason brings to the Board
		2012	particular experience with
information technology matters,
statistical analysis, and human
resources as well as over 20 years'
experience as a Board member of
the USAA family of funds.

Jefferson C.	Trustee	Trustee	Senior Managing Director, New	54	Westhab, Inc.
Boyce		since	York Life Investments, LLC
(September		September	(1992-2012), an investment
1957)		2013	manager. Mr. Boyce brings to the
			Board experience in financial
			investment management, and, in
			particular, institutional and retail
			mutual funds, variable annuity
			products, broker dealers, and
			retirement programs, including
			experience in organizational
			development, marketing, product
			development, and money
			management as well as over three
			years' experience as a Board
			member of the USAA family of
			funds.
Dawn M.	Trustee	Trustee	Manager of Finance, Menil	54	None
Hawley		since April	Foundation, Inc. (05/07-06/11),
(February		2014	which is a private foundation that
1954)			oversees the assemblage of
			sculptures, prints, drawings,
			photographs, and rare books.
			Director of Financial Planning and
			Analysis and Chief Financial
			Officer, AIM Management Group,
			Inc. (10/87-01/06). Ms. Hawley
			brings to the Board experience in
			financial investment management
			and, in particular, institutional and
			retail mutual funds, variable
			annuity products, broker dealers,
			and retirement programs,
			including experience in financial
			planning, budgeting, accounting
			practices, and asset/liability
			management functions including
			major acquisitions and mergers, as
			well as over two years' experience
			as a Board member of the USAA
			family of funds.

Paul L.	Trustee	Trustee	Director, Cantor Opportunistic	54	None
McNamara		since	Alternatives Fund, LLC (03/10-
(July 1948)		January	02/14), which was a closed-end
		2012	fund of funds managed by Cantor
Fitzgerald Investment Advisors,
LLC. Mr. McNamara retired from
Lord Abbett & Co. LLC, an
independent U.S. investment
management firm, as an Executive
Member on 09/30/09, a position he
held since 10/02. He had been
employed at Lord Abbett since
1996. Mr. McNamara brings to the
Board extensive experience with
the financial services industry and,
in particular, institutional and retail
mutual fund markets, including
experience with mutual fund
marketing, distribution, and risk
management, as well as overall
experience with compliance and
corporate governance issues. Mr.
McNamara also has experience
serving as a fund director as well
as five years' experience as a
Board member of the USAA
family of funds. Paul L.
McNamara is of no relation to
Daniel S. McNamara.

Richard Y.	Nominee	N/A	Executive Director, The Union	54	None
Newton III			League Club of New York (06/14-
(January 1956)			11/15); Executive Vice President,
Air Force Association (08/12-
05/14); Lieutenant General, United
States Air Force (01/08-06/12).
Lieutenant General Newton (Ret.)
served 34 years of active duty in
the United States Air Force. Lt.
Gen. Newton retired as the
Assistant Vice Chief of Staff and
Director of Air Staff at the
Headquarters of the U.S. Air Force
where he was responsible for
overseeing the administration and
organization of the Air Staff,
which develops policies, plans and
programs, establishes
requirements, and provides
resources to support the Air
Force's mission. Lt. Gen. Newton
would bring to the Board extensive
management and military
experience. Lt. Gen. Newton is a
graduate of the United States Air
Force Academy, Webster

University, and The National War
College.

Barbara B.	Trustee	Trustee	Senior Associate Dean of Degree	54	None
Ostdiek, Ph.D.		since	programs at Jesse H. Jones
(March 1964)		January	Graduate School of Business at
		2008	Rice University (07/13-present);
Associate Professor of Finance at
Jesse H. Jones Graduate School of
Business at Rice University
(07/01- present); Academic
Director, El Paso Corporation
Finance Center at Jesse H. Jones
Graduate School of Business at
Rice University (07/02-06/12). Dr.
Ostdiek brings to the Board
particular experience with financial
investment management,
education, and research as well as
over nine years' experience as a
Board member of the USAA
family of funds.
Michael F.	Trustee	Trustee	President of Reimherr Business	54	None
Reimherr		since	Consulting (05/95-present), which
(August 1945)		January	performs business valuations of
		2000	large companies to include the
development of annual business
plans, budgets, and internal
financial reporting. Mr. Reimherr
brings to the Board particular
experience with organizational
development, budgeting, finance,
and capital markets as well as over
17 years' experience as a Board
member of the USAA family of
funds.
Interested Trustee/Nominee "�"�
Daniel S.	Trustee,	Trustee	President of Financial Advice &	54	None
McNamara	President,	since	Solutions Group (FASG), USAA
(June 1966)	and Vice	December	(02/13-present); Director of
	Chairman	2009,	AMCO (12/11-present); Director
		President	of USAA Investment Management
		and Vice	Company (IMCO) (10/09-present);
		Chairman	President, IMCO (10/09- 04/14);
		since	President, AMCO (12/11-04/13);
		January	President and Director of USAA
		2012	Shareholder Account Services
(SAS) (10/09-present); Senior Vice
President of USAA Financial
Planning Services Insurance
Agency, Inc. (FPS) (04/11-
present); Director of FPS (12/13-
present); President and Director of
USAA Investment Corporation
(ICORP) (03/10-present); Director
of USAA Financial Advisors, Inc.

(FAI) (12/13-present); President and Director of FAI and FPS (10/09- 04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

* The address for each is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** If the Proposal is approved, each nominee will oversee all 54 Funds comprising the Trust.

"� These are the nominees who are not "interested persons" of the Funds or AMCO, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). We refer to them in this Proxy Statement as

"Independent Nominees" or "Independent Trustees."

"�"� Mr. McNamara is deemed to be an "interested person" of the Funds under the 1940 Act because of his positions with AMCO and its affiliates, as described in the table above. We refer to him in this Proxy Statement as an "Interested Nominee" or an "Interested Trustee."

How are nominees for Trustee identified and evaluated?

The Board's Corporate Governance Committee (the "Committee") seeks to identify candidates for Independent Trustee by such means as the Committee deems appropriate, including with the assistance of AMCO or another third-party service provider or independent contractor. In connection with its evaluation of candidates, the Committee reviews each candidate's overall qualifications for Board membership and each candidate's independence from the Trust's investment advisers and other principal service providers. A person selected as a nominee for Independent Trustee must not be an "interested person" (as defined in the 1940 Act) of the Trust. Otherwise, there are no specific required qualifications for Board membership. The Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence ( e.g. , business, financial, or family relationships with an investment adviser or other primary service provider). In evaluating Trustee candidates, the Committee also may consider such other factors, such as diversity, as it may determine to be relevant to fulfilling the role of Trustee, including differences of viewpoint, professional experience, education, skill, and other individual qualities as well as race, gender, and national origin. The Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. The Committee has a written Charter, a copy of which is attached to this Proxy Statement as Appendix B. The Committee identified Jefferson C. Boyce, Dawn M. Hawley, and Richard Y. Newton III as Trustee candidates.

The Committee considers Board candidates suggested by shareholders. The process is initiated by the receipt of nominations submitted by a Fund shareholder sent to Board member(s) at the address specified in Fund disclosure documents or as received by AMCO or a Fund officer. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Committee gives shareholder recommendations the same consideration as any other candidate.

How long can Trustees serve on the Board?

Under the Trust's organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the last day of the calendar year in which the Trustee either reaches age 72 or has served 20 years, and the Interested Trustee may serve as a Trustee until the last day of the calendar year in which the Trustee either reaches age 65 or has served 20 years. The Board may change or grant exceptions from this policy at any time without shareholder approval, and (as discussed below) has granted an exception for two current Trustees. A Trustee may resign or be removed by a vote of at least two-thirds of the Trustees in office immediately prior to such removal, or by the holders of at least two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that as a result at least two-thirds of the Trustees have been elected by the shareholders.

Dr. Mason, Independent Trustee, Chairman of the Board and nominee for re-election, has served as an Independent Trustee since January 1, 1997, and under the current policy would have been required to resign from the Board as of December 31, 2016. The Board has granted Dr. Mason a two-year exception from the policy, such that Dr. Mason, if re-elected, is permitted to continue to serve as Independent Trustee until December 31, 2018. The Board may determine to extend or otherwise modify such exception to the policy without shareholder approval.

Mr. Reimherr, Independent Trustee and nominee for re-election, has served as an Independent Trustee since January 1, 2000, and will reach the retirement age of 72 in August 2017, and under the policy would be required to resign from the Board as of December 31, 2017. The Board has granted Mr. Reimherr a one-year exception from the current policy, such that Mr. Reimherr, if re-elected, is permitted to continue to serve as Independent Trustee until December 31, 2018. The Board may determine to extend or otherwise modify such exception to the policy without shareholder approval.

Why are we now electing members to the Board?

The Board currently is comprised of seven (7) Trustees. The Board has determined to expand the size of the Board to eight (8) Trustees. Thus, the Trustees are presenting to shareholders for election one (1) new nominee, Richard Y. Newton III, to fill the additional seat on the Board. Robert L. Mason, Ph.D., Daniel S. McNamara, Paul L. McNamara, Barbara B. Ostdiek, and Michael F. Reimherr, each a current Trustee, were last presented to shareholders for election in November 2011. The Board has determined to present to shareholders for re-election these current Trustees who have been nominated to continue to serve on the Board. Jefferson C. Boyce and Dawn M. Hawley, each a current Trustee, were appointed by the Board in September 2013 and April 2014, respectively, to fill vacancies on the Board. The Board has determined to present to shareholders for election these current Trustees who have been nominated to continue to serve on the Board.

What are some of the ways in which the Board represents shareholder interests?

The Board seeks to represent shareholder interests by:

 reviewing with AMCO senior management the investment performance of each Fund;

 reviewing the quality of the various other services provided to the Funds and their shareholders by each of the Funds' service providers, including AMCO and its affiliates;

 discussing with AMCO senior management steps being taken to address any performance or service deficiencies;

 reviewing the fees paid to AMCO and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

 monitoring potential conflicts between the Funds and AMCO and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders; and

 monitoring potential conflicts among the Funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

How is the Board structured?

The Board is comprised of a super-majority (over 80%) of Trustees who are not "interested persons" (as defined under the 1940 Act) of the Funds or AMCO (the "Independent Trustees"); and if shareholders elect all of the nominees, the Board would continue to be so comprised. In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in the Trust's registration statement filed with the SEC or pursuant to the Trust's Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on any other Trustee. The Board has designated a number of standing committees (as further described below), each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds' operations and meaningful representation of the shareholders' interests, given the number of Funds offered by the Trust, and the amount of assets that these Funds represent. The Board also believes that having a super- majority of Independent Trustees is appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board's view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustee provides the Board with AMCO's perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Standing Committees of the Board

The Board has five standing committees: an Executive Committee, an Audit and Compliance Committee, a Product Management and Distribution Committee, a Corporate Governance Committee, and an Investments Committee. The duties of these five committees and their present membership are as follows:

Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust which may be delegated to it by the Board. Interested Trustee D. McNamara and Independent Trustee Mason are members of the Executive Committee. The Executive Committee did not meet during the one- year period ended September 30, 2016.

Audit and Compliance Committee: The Audit and Compliance Committee of the Board reviews the financial information and the independent auditor's reports, and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee is responsible for review of the Trust's compliance program and the performance of the Trust's chief compliance officer, and is responsible for certain additional compliance matters. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Audit and Compliance Committee. During the one-year period ended September 30, 2016, the Audit and Compliance Committee held four meetings. Information about the Trust's independent registered public accounting firm and the Audit and Compliance Committee's oversight of the fees paid to that firm is provided in Appendix A to this Proxy Statement.

Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Funds offered by the Trust and the respective investment objectives and policies, as well as selection of subadvisers; oversees the distribution and marketing of such Funds, and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust's Rule 12b-1 Plan. Interested Trustee D. McNamara and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Product Management and Distribution Committee. During the one-year period ended September 30, 2016, the Product Management and Distribution Committee held five meetings.

Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and Independent Trustees, including the consideration of Board candidates recommended by shareholders. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Corporate Governance Committee. During the one-year period ended September 30, 2016, the Corporate Governance Committee held four meetings.

Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing,

among other things: the investment programs implemented by AMCO and/or the investment subadvisers for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund's assets. In addition, the Investments Committee coordinates the Board's consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. Interested Trustee D. McNamara, and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Investments Committee. During the one-year period ended September 30, 2016, the Investments Committee held four meetings.

What are the responsibilities of the Board?

The Board is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of the Funds' respective shareholders. The Board periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their respective shareholders by each of the Funds' service providers, including AMCO and its affiliates. AMCO acts as the investment adviser and administrator of the Funds. AMCO's address is 9800 Fredericksburg Road, San Antonio, Texas 78288. USAA Investment Management Company ("IMCO") acts as the principal underwriter of the Funds. IMCO's address is 9800 Fredericksburg Road, San Antonio, Texas 78288. USAA Shareholder Account Services ("SAS") acts as the transfer agent of the Funds. SAS's address is 9800 Fredericksburg Road, San Antonio, Texas 78288. At least annually, the Board reviews the fees paid by the Funds for these services and the overall level of the Funds' operating expenses. The Board also is responsible for overseeing the risk management of the Funds, as described below.

The Board's Oversight of Risk Management

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to- day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investments, valuation, liquidity, and compliance, as well as the risks associated with each of these areas. The Trustees also oversee risk management for the Funds through regular interactions with the Funds' external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Funds' risk oversight, in part, through the Funds' compliance program, which covers the following broad areas of compliance: investment code of ethics, protection of non-public information, accuracy of disclosures, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of Funds' shares, processing of Fund shares, affiliated transactions, Fund governance, market timing, and oversight of Fund service providers. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds' chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

AMCO seeks to identify for the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking, and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its committee structure, as described above. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit and Compliance Committee, which is discussed above and is composed solely of Independent Trustees and which oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

How often does the Board meet?

The Board typically conducts regular meetings five times a year to review the operations of the Funds. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. If the Trust holds an annual meeting of shareholders, the policy is that all Trustees should attend, subject to availability. During the one-year period ended September 30, 2016, the Board met five times. Each current Trustee attended at least 75% of the Board meetings, including regular, special, and committee meetings (as applicable).

What is the share ownership of the Trustees and nominees in the Funds?

The following table sets forth the dollar range of total equity securities beneficially owned by each Trustee and Nominee in each Fund, and all of the Funds collectively, as of the calendar year ended December 31, 2016.

Name of		Dollar Range of Equity Securities
	Aggressive	California	California	Capital	Cornerstone	Cornerstone
Trustee/Nominee	Growth	Bond Fund	Money	Growth	Aggressive	Conservative
	Fund		Market	Fund	Fund	Fund
Fund
		Independent	Trustees/Nominees
Robert L. Mason,	None	None	None	None	None	None
Ph.D.
Jefferson C. Boyce	None	None	None	None	None	None
Dawn M. Hawley	None	None	None	None	None	None
Paul L. McNamara	None	None	None	$0 - $10,000	None	None
Richard Y.	None	None	None	None	None	None
Newton III
Barbara B.	None	None	None	None	None	None
Ostdiek, Ph.D.
Michael F.	None	None	None	None	None	None
Reimherr
		Interested	Trustee/Nominee
Daniel S.	None	None	None	None	None	None
McNamara

Name of		Dollar Range of Equity Securities
	Cornerstone	Cornerstone	Cornerstone	Cornerstone	Emerging	Extended
Trustee/Nominee	Equity	Moderately	Moderately	Moderate	Markets	Market
	Fund	Aggressive	Conservative	Fund	Fund	Index Fund
		Fund	Fund
		Independent	Trustees/Nominees
Robert L. Mason,	None	$50,001 -	None	None	None	None
Ph.D.		$100,000
Jefferson C. Boyce	None	None	None	None	None	None
Dawn M. Hawley	None	None	None	None	None	None
Paul L. McNamara	None	None	None	$0 - $10,000	$10,001 -	None
$50,000
Richard Y.	None	None	None	None	None	None
Newton III
Barbara B.	None	None	None	None	None	None
Ostdiek, Ph.D.
Michael F.	None	None	None	None	None	None
Reimherr
		Interested	Trustee/Nominee
Daniel S.	None	None	None	None	$10,001 -	$0 - $10,000
McNamara					$50,000

Name of		Dollar Range of Equity Securities
	First Start	Flexible	Global	Global	Government	Growth
Trustee/Nominee	Growth	Income Fund	Equity	Managed	Securities	Fund
	Fund		Income Fund	Volatility	Fund
Fund
		Independent	Trustees/Nominees
Robert L. Mason,	None	None	None	None	None	None
Ph.D.
Jefferson C. Boyce	None	$10,001 -	None	None	None	None
$50,000
Dawn M. Hawley	None	None	None	None	None	None
Paul L. McNamara	None	$10,001 -	None	None	$10,001 -	None
		$50,000			$50,000
Richard Y. Newton	None	None	None	None	None	None
III
Barbara B.	$0 -$10,000	None	None	None	None	None
Ostdiek, Ph.D.
Michael F.	None	None	None	None	None	None
Reimherr
		Interested	Trustee/Nominee
Daniel S.	None	None	None	None	None	None
McNamara

Name of			Dollar Range of Equity Securities
	Growth &	Growth and	High	Income Fund	Income	Intermediate-
Trustee/Nominee	Income	Tax Strategy	Income		Stock Fund	Term Bond
	Fund	Fund	Fund			Fund
Independent Trustees/Nominees
Robert L. Mason,	$50,001-	None	None	None	$50,001-	None
Ph.D.	$100,000				$100,000
Jefferson C.	None	None	None	None	$10,001 -	None
Boyce					$50,000
Dawn M. Hawley	None	$50,001-	None	None	None	$10,001 -
		$100,000				$50,000
Paul L.	$0 -$10,000	None	$10,001 -	None	$10,001 -	$10,001 -
McNamara			$50,000		$50,000	$50,000
Richard Y.	None	None	None	None	None	None
Newton III
Barbara B.	None	None	None	None	None	None
Ostdiek, Ph.D.
Michael F.	$50,001-	None	$50,001-	None	None	$50,001-
Reimherr	$100,000		$100,000			$100,000
Interested Trustee/Nominee
Daniel S.	None	None	Over	$50,001-	$10,001 -	None
McNamara			$100,000	$100,000	$50,000

Name of			Dollar Range of Equity Securities
	International	Managed	Money	Nasdaq-100	New York	New York
Trustee/Nominee	Fund	Allocation	Market	Index Fund	Bond Fund	Money
		Fund	Fund			Market
Fund
		Independent	Trustees/Nominees
Robert L. Mason,	None	None	Over	None	None	None
Ph.D.			$100,000
Jefferson C. Boyce	None	None	$0 - $10,000	None	$0 - $10,000	None
Dawn M. Hawley	None	None	None	None	None	None
Paul L. McNamara	$10,001 -	None	Over	None	None	$50,001 -
	$50,000		$100,000			$100,000
Richard Y.	None	None	None	None	None	None
Newton III
Barbara B.	None	None	$0 -$10,000	None	None	None
Ostdiek, Ph.D.
Michael F.	None	None	Over	None	None	None
Reimherr			$100,000
		Interested	Trustee/Nominee
Daniel S.	$0 - $10,000	None	$10,001 -	None	None	None
McNamara			$50,000

Name of		Dollar Range of Equity Securities
	Precious	Real Return	S&P; 500	Science &	Short-Term	Small Cap
Trustee/Nominee	Metals and	Fund	Index Fund	Technology	Bond Fund	Stock Fund
	Minerals			Fund
Fund
		Independent	Trustees/Nominees
Robert L. Mason,	None	None	None	None	None	None
Ph.D.
Jefferson C. Boyce	None	None	None	None	None	None
Dawn M. Hawley	None	None	None	None	None	None
Paul L. McNamara	None	None	None	$10,001 -	None	None
$50,000
Richard Y. Newton	None	None	None	None	None	None
III
Barbara B.	None	$0 -$10,000	None	None	None	None
Ostdiek, Ph.D.

Michael F.	$0 - $10,000	None	$0 - $10,000	None	None	None
Reimherr
		Interested	Trustee/Nominee
Daniel S.	$10,001 -	None	None	None	$10,001 -	None
McNamara	$50,000				$50,000

Name of		Dollar Range of Equity Securities
	Target	Target	Target	Target	Target	Target
Trustee/Nominee	Managed	Retirement	Retirement	Retirement	Retirement	Retirement
	Allocation	2020 Fund	2030 Fund	2040 Fund	2050 Fund	2060 Fund
Fund
		Independent	Trustees/Nominees
Robert L. Mason,	None	None	None	None	None	None
Ph.D.
Jefferson C. Boyce	None	None	None	None	None	None
Dawn M. Hawley	None	None	None	None	None	None
Paul L. McNamara	None	$0 - $10,000	$10,001 -	None	None	None
$50,000
Richard Y.	None	None	None	None	None	None
Newton III
Barbara B.	None	None	None	None	None	None
Ostdiek, Ph.D.
Michael F.	None	None	None	None	None	None
Reimherr
		Interested	Trustee/Nominee
Daniel S.	None	None	None	None	None	None
McNamara

Name of		Dollar Range of Equity Securities
	Target	Tax Exempt	Tax Exempt	Tax Exempt	Tax Exempt	Total
Trustee/Nominee	Retirement	Intermediate-	Long-Term	Money	Short-Term	Return
	Income	Term Fund	Fund	Market	Fund	Strategy
	Fund			Fund		Fund
		Independent	Trustees/Nominees
Robert L. Mason,	None	None	$10,001 -	None	None	$10,001 -
Ph.D.			$50,000			$50,000
Jefferson C. Boyce	None	None	$0 - $10,000	$0 - $10,000	None	None
Dawn M. Hawley	None	None	None	None	None	None
Paul L. McNamara	None	None	None	None	None	None
Richard Y.	None	None	None	None	None	None
Newton III
Barbara B.	None	None	None	None	None	None
Ostdiek, Ph.D.
Michael F.	None	None	None	None	None	$0 - $10,000
Reimherr
		Interested	Trustee/Nominee
Daniel S.	None	Over	None	Over	$10,001 -	None
McNamara		$100,000		$100,000	$50,000

Name of		Dollar Range of Equity Securities
	Treasury	Ultra Short-	Value Fund	Virginia	Virginia	World
Trustee/Nominee	Money	Term Bond		Bond Fund	Money	Growth
	Market	Fund			Market	Fund
	Trust				Fund
		Independent	Trustees/Nominees
Robert L. Mason,	None	None	None	None	None	None
Ph.D.
Jefferson C. Boyce	None	None	None	None	None	None
Dawn M. Hawley	None	$10,001-	$50,001-	None	None	$10,001-
		$50,000	$100,000			$50,000
Paul L. McNamara	None	Over	$0 - $10,000	None	None	None
$100,000
Richard Y. Newton	None	None	None	None	None	None
III
Barbara B.	None	$0 -$10,000	None	None	None	$0 -$10,000
Ostdiek, Ph.D.
Michael F.	$10,001-	None	None	None	None	None
Reimherr	$50,000
Interested Trustee/Nominee
Daniel S.	None	Over	None	None	None	None
McNamara		$100,000

Name of Trustee/Nominee	Aggregate Dollar Range of Equity Securities in All Funds of the
Trust Overseen or to be Overseen by Trustee/Nominee

Independent Trustees/Nominees
Robert L. Mason, Ph.D.	Over $100,000
Jefferson C. Boyce	$10,001 - $50,000
Dawn M. Hawley	Over $100,000
Paul L. McNamara	Over $100,000
Richard Y. Newton III	None
Barbara B. Ostdiek, Ph.D.	$10,001 - $50,000
Michael F. Reimherr	Over $100,000
Interested Trustee/Nominee
Daniel S. McNamara	Over $100,000

What are the Trustees paid for their services?

Effective January 1, 2017, the Funds pay each Independent Trustee a fee for his or her services to the Board. Independent Trustees are compensated on the basis of an aggregate annual retainer of $168,660 plus reimbursement for reasonable expenses incurred in attending any meeting of the Board or one of its committees. The Independent Trustee serving as Chair of the Board receives an additional annual fee of $54,000, while each Independent Trustee serving as Chair of a committee of the Board receives an additional annual fee of $16,000 (Audit and Compliance Committee) or $12,000 (Corporate Governance Committee, Investments Committee, and Product Management and Distribution Committee). The fee for attending an in-person regular or special meeting of the Board is $4,000. The fee for attending an in-person regular or special committee meeting is $2,000 per meeting. The fee for telephonic meetings of the Board or a committee called by the Trust's officers is $1,000 per meeting. All Funds in the Trust meet on a combined basis for regular meetings. All compensation is allocated evenly among all Funds of the Trust. Compensation paid to Independent Trustees is currently used to acquire shares of one or more Funds in the Trust under an automatic investment program for the Independent Trustees or deposited directly into the Independent Trustee's bank account. The Independent Trustees periodically review their compensation to assure that it continues to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other comparable mutual fund companies. Interested Trustees are not compensated by any Fund of the Trust for their service on the Board or any committee of the Board. No pension or retirement benefits are accrued as part of Fund expenses.

Since February 2016, the Board has retained Richard Y. Newton III as a consultant to advise the Board on matters presented to them. Pursuant to a consulting agreement, Lt. Gen. Newton is paid from the Trust $20,000 for each in person, regularly scheduled Board meeting attended, plus reimbursement of reasonable travel expenses. By the date of the Meeting in March 2017, Lt. Gen. Newton will have attended and advised the Board at six in person, regularly scheduled Board meetings for a total of $120,000 of compensation from the Trust, plus reimbursement of reasonable travel expenses.

The tables below set forth the fees paid to the current Trustees by the Funds during the one-year period ended September 30, 2016:

Name of	Aggressive	California	California	Capital	Cornerstone	Cornerstone
Trustee/Nominee	Growth	Bond Fund	Money	Growth	Conservative	Moderately
	Fund		Market	Fund	Fund	Conservative
			Fund			Fund
Robert L. Mason,
Ph.D.	$4,773	$4,773	$4,773	$4,773	$4,773	$4,773
Michael F.
Reimherr	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270
Barbara B.
Ostdiek Ph.D.	$4,314	$4,314	$4,314	$4,314	$4,314	$4,314
Paul L.
McNamara	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070
Dawn M. Hawley	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070
Jefferson C.
Boyce	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270
Daniel S.
McNamara	None*	None*	None*	None*	None*	None*

Name of	Cornerstone	Cornerstone	Cornerstone	Cornerstone	Emerging	Extended
Trustee/Nominee	Moderate	Moderately	Aggressive	Equity Fund	Markets	Market Index
	Fund	Aggressive	Fund		Fund	Fund
		Fund

Robert L. Mason,
Ph.D.	$4,773	$4,773	$4,773	$4,773	$4,773	$4,773
Michael F.
Reimherr	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270
Barbara B.
Ostdiek Ph.D.	$4,314	$4,314	$4,314	$4,314	$4,314	$4,314
Paul L.
McNamara	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070
Dawn M. Hawley	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070
Jefferson C.
Boyce	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270
Daniel S.
McNamara	None*	None*	None*	None*	None*	None*

Name of	First Start	Flexible	Global	Global	Government	Growth
Trustee/Nominee	Growth	Income	Equity	Managed	Securities	Fund
	Fund	Fund	Income	Volatility	Fund
			Fund	Fund
Robert L. Mason,
Ph.D.	$4,773	$4,773	$4,773	$4,773	$4,773	$4,773
Michael F.
Reimherr	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270
Barbara B.
Ostdiek Ph.D.	$4,314	$4,314	$4,314	$4,314	$4,314	$4,314
Paul L.
McNamara	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070
Dawn M. Hawley	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070
Jefferson C.
Boyce	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270
Daniel S.
McNamara	None*	None*	None*	None*	None*	None*

Name of	Growth &	Growth and	High	Income	Income	Intermediate-
Trustee/Nominee	Income	Tax Strategy	Income	Fund	Stock Fund	Term Bond
	Fund	Fund	Fund			Fund

Robert L. Mason,
Ph.D.	$4,773	$4,773	$4,773	$4,773	$4,773	$4,773
Michael F.
Reimherr	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270
Barbara B.
Ostdiek Ph.D.	$4,314	$4,314	$4,314	$4,314	$4,314	$4,314
Paul L.
McNamara	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070
Dawn M. Hawley	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070
Jefferson C.
Boyce	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270
Daniel S.
McNamara	None*	None*	None*	None*	None*	None*
Name of	International	Managed	Money	Nasdaq-	New York	New York
Trustee/Nominee	Fund	Allocation	Market	100 Index	Bond Fund	Money Market
		Fund	Fund	Fund		Fund
Robert L. Mason,
Ph.D.	$4,773	$4,773	$4,773	$4,773	$4,773	$4,773
Michael F.
Reimherr	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270
Barbara B.
Ostdiek Ph.D.	$4,314	$4,314	$4,314	$4,314	$4,314	$4,314
Paul L.
McNamara	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070
Dawn M. Hawley	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070
Jefferson C.
Boyce	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270
Daniel S.
McNamara	None*	None*	None*	None*	None*	None*

Name of	Precious	Real Return	Science &	S&P; 500	Short-Term	Small Cap Stock
Trustee/Nominee	Metals and	Fund	Technology	Index Fund	Bond Fund	Fund
	Minerals		Fund
	Fund
Robert L. Mason,
Ph.D.	$4,773	$4,773	$4,773	$4,773	$4,773	$4,773
Michael F.
Reimherr	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270
Barbara B.
Ostdiek Ph.D.	$4,314	$4,314	$4,314	$4,314	$4,314	$4,314
Paul L.
McNamara	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070
Dawn M. Hawley	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070
Jefferson C.
Boyce	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270
Daniel S.
McNamara	None*	None*	None*	None*	None*	None*

Name of	Target	Target	Target		Target	Target	Target
Trustee/Nominee	Managed	Retirement	Retirement	Retirement		Retirement	Retirement
	Allocation	Income	2020 Fund	2030 Fund		2040 Fund	2050 Fund
	Fund	Fund
Robert L. Mason,
Ph.D.	$4,773	$4,773	$4,773		$4,773	$4,773	$4,773
Michael F.
Reimherr	$4,270	$4,270	$4,270		$4,270	$4,270	$4,270
Barbara B.
Ostdiek Ph.D.	$4,314	$4,314	$4,314		$4,314	$4,314	$4,314
Paul L.
McNamara	$4,070	$4,070	$4,070		$4,070	$4,070	$4,070
Dawn M. Hawley	$4,070	$4,070	$4,070		$4,070	$4,070	$4,070
Jefferson C.
Boyce	$4,270	$4,270	$4,270		$4,270	$4,270	$4,270
Daniel S.
McNamara	None*	None*	None*		None*	None*	None*

Name of	Target	Tax	Tax Exempt		Tax	Tax Exempt	Total Return
Trustee/Nominee	Retirement	Exempt	Intermediate-		Exempt	Short-Term	Strategy Fund
	2060 Fund	Money	Term Fund	Long-Term		Fund
		Market			Fund
		Fund
Robert L. Mason,
Ph.D.	$4,773	$4,773	$4,773		$4,773	$4,773	$4,773
Michael F.
Reimherr	$4,270	$4,270	$4,270		$4,270	$4,270	$4,270
Barbara B.
Ostdiek Ph.D.	$4,314	$4,314	$4,314		$4,314	$4,314	$4,314

Paul L.
McNamara	$4,070	$4,070	$4,070		$4,070	$4,070	$4,070
Dawn M. Hawley	$4,070	$4,070	$4,070		$4,070	$4,070	$4,070
Jefferson C.
Boyce	$4,270	$4,270	$4,270		$4,270	$4,270	$4,270
Daniel S.
McNamara	None*	None*	None*		None*	None*	None*

Name of	Treasury	Ultra	Value	Virginia	Virginia	World	Total
Trustee/Nominee	Money	Short-Term	Fund	Bond	Money	Growth	Compensation
	Market	Bond Fund		Fund	Market	Fund	from the
	Trust				Fund		Trust
Robert L. Mason,
Ph.D.	$4,773	$4,773	$4,773	$4,773	$4,773	$4,773	$257,760
Michael F.
Reimherr	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270	$230,560
Barbara B.
Ostdiek Ph.D.	$4,314	$4,314	$4,314	$4,314	$4,314	$4,314	$232,960
Paul L.
McNamara	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070	$219,760
Dawn M. Hawley	$4,070	$4,070	$4,070	$4,070	$4,070	$4,070	$219,760
Jefferson C.
Boyce	$4,270	$4,270	$4,270	$4,270	$4,270	$4,270	$230,560
Daniel S.
McNamara	None*	None*	None*	None*	None*	None*	None*

*Daniel S. McNamara is affiliated with the Trust's investment adviser, AMCO, and, accordingly, receives no remuneration from any Fund of the Trust.

What percentage of shareholders' votes is required to elect the nominees to the Board?

The nominees to serve as Trustees of the Trust receiving the vote of a plurality of the outstanding voting shares of the Trust cast at the Meeting shall be elected, provided a quorum is present. 30% of the Trust's voting shares entitled to vote at the Meeting must be present to constitute a quorum. Shareholders of the Trust will vote as a single class on the election of Trustees.

How does the Board recommend shareholders vote on the Proposal?

The Board recommends that the shareholders vote "FOR" the election of all nominees for election to the Board.

Is there more information about the Funds?

Yes. Appendix C contains information about the Trust's officers. These officers are appointed by the Board and are not being presented for election. In addition, more information about the Funds is available in each Fund's prospectus and statement of additional information. To obtain a free copy of a Fund's prospectus and/or statement of additional information, you may call (800) 531-USAA (8722).

MORE INFORMATION ABOUT VOTING AND THE MEETING

The Meeting

This Proxy Statement is being provided to all shareholders of the Funds in connection with the solicitation of proxies by the Board to solicit your vote on the election of Trustees at the Meeting. The Meeting will be held at the Joe Robles Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on March 22, 2017, at 2:00 p.m., Central time. A separate proxy statement is being provided to the shareholders of the USAA Intermediate-Term Bond Fund, USAA Cornerstone Moderate Fund, and USAA Cornerstone Moderately Aggressive Fund in connection with the solicitation of proxies by the Board to solicit those shareholders' vote in respect of a separate meeting and matters relating solely to the those Funds.

Ways to Vote

You may vote in one of three ways:

 Vote on the Internet at the website address listed on your proxy card;

 Call the toll-free number printed on your proxy card; or

 Complete and sign the enclosed proxy card and mail it in the prepaid return envelope (if mailed in the United States).

Please note that to vote via the Internet or by telephone, you will need the "control number" that is printed on your proxy card.

Proxy Voting

Each share of the Trust owned is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy card, but do not fill in a vote, your shares will be voted "FOR" the Proposal. If any other business is brought before the Meeting, your shares will be voted as determined in the discretion of the proxies.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Fund receives a specific written notice to the contrary from any one of them.

Broker-dealer firms holding shares of a Fund in street name for the benefit of their customers will request the instructions of such customers on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange ("NYSE"), such broker-dealer firms may for certain "routine" matters, without instructions from their customers, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Proposal is a "routine" matter under the rules of the NYSE, and the beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the Proposal.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Certain of the Funds invest their assets in other Funds of the Trust. Such funds of funds will vote any shares of the Funds in the same proportion as the vote of all other shareholders of the applicable Fund.

With respect to shares of the Funds held in USAA individual retirement accounts(including Traditional, Rollover, SEP, SARSEP, Roth, and SIMPLE IRAs), the IRA Custodian, USAA Federal Savings Bank, will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If USAA IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for or against any proposal in the same proportion as other USAA IRA shareholders have voted.

Revocability of Proxy

Proxies, including proxies given on the Internet or by telephone, may be revoked at any time before they are voted. If you wish to revoke a proxy, you must submit a written revocation or a later-dated proxy to the Funds. You also may revoke a proxy by attending the Meeting and voting in person. The last instruction the Funds receive from you, whether received in paper or electronic form, will be the one counted.

Required Shareholder Vote

Shareholders of record of the Trust on January 12, 2017, are entitled to vote at the Meeting.

With respect to the election of Trustees in the Proposal, 30% of the total shares of the Trust entitled to vote, represented in person or by proxy, are required to constitute a quorum at the Meeting.

At the Meeting, shareholders of the Trust will vote as a single class on the election of Trustees. The nominees for Trustees of the Trust receiving the vote of a plurality of the outstanding voting shares of the Trust cast at the Meeting shall be elected, provided a quorum is present.

Your vote will be counted at the Meeting if cast in person or by proxy. The election inspectors will count:

∙ Votes cast "FOR" the approval of the Proposal to determine whether sufficient affirmative votes have been cast; and

∙ Abstentions and "broker non-votes" of shares (in addition to all votes cast "FOR" or "WITHHOLD" ) to determine whether a quorum is present.

Abstentions and broker non-votes are not counted to determine whether the Proposal has been approved. Broker non-votes are shares held in street name for which the broker-dealer indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker-dealer lacks discretionary voting authority. The Proposal requires a vote based on the total votes cast.

If shareholders of the Trust do not approve the election of the Trustees, then the Board will consider other alternatives.

Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting. The Board has fixed the close of business on January 12, 2017, as the record date for determining the shareholders of the Funds entitled to receive notice of the Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Meeting. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of AMCO or its affiliates, who will not be paid for these services. Legal costs, the costs of preparing, printing, and mailing the enclosed proxy card, this Proxy Statement, and any other related mailings, and any tabulation costs incurred in connection with the Meeting with respect to the election of Trustees will be borne pro rata by the Funds of the Trust in proportion to their relative net assets as of January 12, 2017.

Voting Securities and Principal Holders

Shareholders of the Funds at the close of business on January 12, 2017, will be entitled to be present and vote at the Meeting. As of the January 12, 2017, there were 14,139,180,537.886 shares outstanding in total for the Trust, and the Funds had the following number of outstanding shares:

Fund		Number of Shares Outstanding
Share Class

Aggressive Growth Fund
Fund Shares		31,353,180.386
Institutional Shares		2,920,754.382

California Bond Fund
Fund Shares		61,374,398.133
Adviser Shares		680,724.929

California Money Market Fund
Fund Shares		253,976,797.309

Capital Growth Fund
Fund Shares		71,911,983.610
Institutional Shares		490,605.894

Cornerstone Aggressive Fund
Fund Shares		21,036,364.689

Cornerstone Conservative Fund
Fund Shares		14,530,534.665

Cornerstone Equity Fund
Fund Shares		8,713,733.209

Cornerstone Moderate Fund
Fund Shares		74,712,280.719

Cornerstone Moderately Aggressive Fund
Fund Shares		93,159,305.387

Cornerstone Moderately Conservative Fund
Fund Shares		18,135,442.729

Emerging Markets Fund
Fund Shares		20,887,571.613
Institutional Shares		38,135,047.100
Adviser Shares		276,527.709

Extended Market Index Fund
Fund Shares		38,761,770.420
	20
First Start Growth Fund
Fund Shares	31,547,059.593

Flexible Income Fund
Fund Shares	5,400,310.129
Institutional Shares	2,445,098.050
Adviser Shares	515,454.175

Global Equity Income Fund
Fund Shares	7,003,941.364
Institutional Shares	500,000.000

Global Managed Volatility Fund
Fund Shares	1,547,838.952
Institutional Shares	32,655,200.594

Government Securities Fund
Fund Shares	41,156,714.288
Institutional Shares	11,773,503.248
Adviser Shares	522,320.654
R6 Shares	510,204.082

Growth & Income Fund
Fund Shares	66,904,521.226
Institutional Shares	5,597,593.311
Adviser Shares	410,909.621

Growth and Tax Strategy Fund
Fund Shares	20,016,040.242

Growth Fund
Fund Shares	47,075,603.328
Institutional Shares	40,895,350.074

High Income Fund
Fund Shares	141,843,399.286
Institutional Shares	125,045,975.144
Adviser Shares	1,154,971.079
R6 Shares	626,566.416

Income Fund
Fund Shares	259,189,864.270
Institutional Shares	251,315,253.925
Adviser Shares	11,026,301.527
R6 Shares	389,711.613

Income Stock Fund
Fund Shares	85,314,588.504
Institutional Shares	63,073,733.201
R6 Shares	275,178.866

Intermediate-Term Bond Fund
Fund Shares	173,783,939.173
Institutional Shares	178,034,255.344
Adviser Shares	8,613,938.250
R6 Shares	481,695.568

International Fund
Fund Shares	53,790,979.086
Institutional Shares	75,760,863.114
Adviser Shares	242,601.277

Managed Allocation Fund
Fund Shares	65,568,209.809

Money Market Fund
Fund Shares	4,844,275,089.852

Nasdaq-100 Index Fund
Fund Shares	78,072,658.098

New York Bond Fund
Fund Shares	17,616,584.751
Adviser Shares	538,960.903

New York Money Market Fund
Fund Shares	69,521,706.841

Precious Metals and Minerals Fund
Fund Shares	46,339,715.197
Institutional Shares	795,808.515
Adviser Shares	1,452,951.386

Real Return Fund
Fund Shares	2,465,037.491
Institutional Shares	4,613,684.050

S&P; 500 Index Fund
Member Shares	92,981,531.665
Reward Shares	94,122,169.924

Science & Technology Fund
Fund Shares	41,614,553.224
Adviser Shares	4,636,729.528

Short-Term Bond Fund
Fund Shares	146,462,971.016
Institutional Shares	197,548,382.506
Adviser Shares	1,787,275.984
R6 Shares	548,245.614

Small Cap Stock Fund
Fund Shares	36,582,672.770
Institutional Shares	52,553,491.259

Target Managed Allocation Fund
Fund Shares	42,979,267.008

Target Retirement 2020 Fund
Fund Shares	46,249,884.605

Target Retirement 2030 Fund
Fund Shares	85,095,024.370

Target Retirement 2040 Fund
Fund Shares	93,472,516.877

Target Retirement 2050 Fund
Fund Shares	51,766,331.003

Target Retirement 2060 Fund
Fund Shares	4,885,830.499

Target Retirement Income Fund
Fund Shares	27,719,250.545

Tax Exempt Intermediate-Term Fund
Fund Shares	328,275,943.605
Adviser Shares	3,133,487.474

Tax Exempt Long-Term Fund
Fund Shares	177,297,065.882
Adviser Shares	860,531.487

Tax Exempt Money Market Fund
Fund Shares	2,134,839,361.069

Tax Exempt Short-Term Fund
Fund Shares	161,339,085.536
Adviser Shares	2,125,070.682

Total Return Strategy Fund
Fund Shares	8,585,495.629
Institutional Shares	1,721,279.990

Treasury Money Market Trust
Fund Shares	2,315,099,178.510

Ultra Short-Term Bond Fund
Fund Shares	37,193,270.091
Institutional Shares	1,875,809.171

Value Fund
Fund Shares	43,072,794.780
Institutional Shares	27,228,433.099
Adviser Shares	447,645.204

Virginia Bond Fund
Fund Shares	58,690,989.051
Adviser Shares	2,167,363.299

Virginia Money Market Fund
Fund Shares	141,922,915.493

World Growth Fund
Fund Shares	42,706,318.525
Institutional Shares	215,670.981
Adviser Shares	617,791.581

As of December 31, 2016, shareholders who owned of record and/or beneficially (to the Trust's knowledge) more than 5% of the shares of a Fund are listed below. Shareholders who own beneficially more than 25% of a Fund's voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund.

Shareholder's Name/Address	Fund	Number and Nature of	Percent of Shares
		Shares of the Class	of the Class
		Owned	Owned
National Financial	Intermediate-Term	59,966,963.153
499 Washington Blvd			34.57%
	Bond Fund	(Fund Shares)
Jersey City, NJ 07310

National Financial		109,928,128.320
499 Washington Blvd			62.05%
		(Institutional Shares)
Jersey City, NJ 07310

Mac & Co A/C 684261		27,948,172.703
PO Box 3198, 525 William Penn Place			15.78%
		(Institutional Shares)
Pittsburgh, PA 15230-3198

USAA Target Retirement 2030 Fund		9,724,708.768
9800 Fredericksburg Road			5.49%
		(Institutional Shares)
San Antonio, TX 78288-0001

National Financial		7,808,714.087
499 Washington Blvd			90.24%
		(Adviser Shares)
Jersey City, NJ 07310

LPL Financial		652,320.957
4707 Executive Drive			7.54%
		(Adviser Shares)
San Diego, CA 92121

National Financial	Science &	8,676,311.825
499 Washington Blvd			20.21%
	Technology Fund	(Fund Shares)
Jersey City, NJ 07310

Charles Schwab & Co. Inc.

211 Main Street

San Francisco, CA 94105

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

2,780,840.389
(Fund Shares)

4,164,814.229
(Adviser Shares)
First Start Growth	4,294,891.935
Fund	(Fund Shares)

S&P; 500 Index	22,877,342.336
Fund	(Reward Shares)
20,158,351.993
(Member Shares)

6.48%

89.01%

13.60%

24.18%

21.64%

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Mac & Co A/C 684261

PO Box 3198, 525 William Penn Place

Pittsburgh, PA 15230-3198

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Mac & Co A/C 684261

PO Box 3198, 525 William Penn Place

Pittsburgh, PA 15230-3198

Pershing LLC

1 Pershing Plaza

Jersey City, NJ 07399-0002

Charles Schwab & Co. Inc.

211 Main Street

San Francisco, CA 94105

National Financial

499 Washington Blvd

Jersey City, NJ 07310

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

Income Stock Fund

Short-Term Bond

Fund

11,121,184.500 (Fund Shares)

41,412,233.998

(Institutional Shares)

8,301,566.781

(Institutional Shares)

4,505,257.745

(Institutional Shares)

3,604,908.712

(Institutional Shares)

275,178.866

(R6 Shares)

49,056,531.119 (Fund Shares)

76,993,190.879

(Institutional Shares)

50,795,171.536

(Institutional Shares)

24,782,704.262

(Institutional Shares)

17,511,511.849

(Institutional Shares)

594,005.113

(Adviser Shares)

542,417.112

(Adviser Shares)

13.02%

65.54%

13.14%

7.13%

5.71%

100.00%

33.39%

39.16%

25.84%

12.61%

8.91%

33.08%

30.20%

UBS Financial

(fbo American Beverage Association)

1275 Pennsylvania Ave NW. Suite 1100

Washington, D.C. 20004-2417

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Mac & Co A/C 684261

PO Box 3198, 525 William Penn Place

Pittsburgh, PA 15230-3198

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

USAA Target Retirement 2020 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2050 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Charles Schwab & Co. Inc.

211 Main Street

San Francisco, CA 94105

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Mac & Co A/C 684261

PO Box 3198, 525 William Penn Place

Pittsburgh, PA 15230-3198

National Financial

499 Washington Blvd

Jersey City, NJ 07310

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Growth & Income

Fund

Aggressive Growth

Fund

Income Fund

Growth Fund

490,602.066

(Adviser Shares)

548,245.614

(R6 Shares)

7,679,240.473 (Fund Shares)

5,590824.173

(Institutional Shares)

397,543.164

(Adviser Shares)

4,436,675.111 (Fund Shares)

321,456.821

(Institutional Shares)

823,328.948

(Institutional Shares)

988,057.402

(Institutional Shares)

604,825.196

(Institutional Shares)

55,797,234.937 (Fund Shares)

51,868,302.685 (Fund Shares)

183,039,672.698

(Institutional Shares)

40,069,532.815

(Institutional Shares)

11,016,377.424 (Adviser Shares)

389,711.613

(R6 Shares)

9,245,885.413 (Fund Shares)

25,258,480.958

(Institutional Shares)

27.32%

100.00%

11.92%

100.00%

96.54%

14.11%

10.85%

27.78%

33.34%

20.41%

21.56%

20.04%

73.02%

15.99%

98.40%

100.00%

19.67%

61.73%

Mac & Co A/C 684261

PO Box 3198, 525 William Penn Place

Pittsburgh, PA 15230-3198

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

LPL Financial

4707 Executive Drive

San Diego, CA 92121

Merrill Lynch Pierce Fenner & Smith

4800 Deer Lake Drive East

Jacksonville, FL 32246

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Charles Schwab & Co. Inc.

211 Main Street

San Francisco, CA 94105

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

LPL Financial

4707 Executive Drive

San Diego, CA 92121

Merrill Lynch Pierce Fenner & Smith

4800 Deer Lake Drive East

Jacksonville, FL 32246

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Charles Schwab & Co. Inc.

211 Main Street

San Francisco, CA 94105

Money Market

Fund

Tax Exempt Long-

Term Fund

Tax Exempt

Intermediate-Term

Fund

Tax Exempt Short-

Term Fund

7,543,921.010

(Institutional Shares)

2,757,772.858

(Institutional Shares)

2,161,496.716

(Institutional Shares)

2,591,358,613.399

(Fund Shares)

24,020,899.818 (Fund Shares)

377,105.216

(Adviser Shares)

316,300.971

(Adviser Shares)

71,848.693

(Adviser Shares)

44,254.166

(Adviser Shares)

74,554,038.665 (Fund Shares)

68,629,989.657 (Fund Shares)

377,833.171

(Adviser Shares)

2,410,373.518

(Adviser Shares)

214,898.657

(Adviser Shares)

193,411.050

(Adviser Shares)

38,374,936.209 (Fund Shares)

11,382,418.823 (Fund Shares)

18.44%

6.74%

5.28%

52.69%

13.55%

43.67%

36.63%

8.32%

5.12%

22.67%

20.87%

11.56%

73.73%

6.57%

5.92%

23.69%

7.03%

UBS Financial
(fbo Freeman Fund 2016, LLC)	899,922.685
		42.18%
111 Rockville Pike, Suite 1100	(Adviser Shares)

Rockville, MD 20850-5139

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

LPL Financial

4707 Executive Drive

San Diego, CA 92121

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement Income Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Cornerstone Equity Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2050 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2020 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Tax Exempt

Money Market

Fund

Cornerstone

Moderate Fund

Cornerstone

Moderately

Conservative Fund

Cornerstone

Aggressive Fund

Precious Metals

and Minerals Fund

464,772.725

(Adviser Shares)

308,142.531

(Adviser Shares)

154,478.246

(Adviser Shares)

1,334,811,958.964

(Fund Shares)

11,200,419.803 (Fund Shares)

1,755,874.674 (Fund Shares)

5,414,141.827 (Fund Shares)

1,869,009.585 (Fund Shares)

6,990,321.104 (Fund Shares)

12,412,461.656 (Fund Shares)

205,363.216

(Institutional Shares)

53,002.943

(Institutional Shares)

79,319.671

(Institutional Shares)

220,471.031

(Institutional Shares)

74,471.646

(Institutional Shares)

68,825.743

(Institutional Shares)

129,957.608

(Adviser Shares)

77,849.777

(Adviser Shares)

21.78%

14.44%

7.24%

61.71%

14.96%

9.64%

29.71%

8.93%

32.17%

26.82%

26.14%

6.75%

10.10%

28.06%

9.48%

8.76%

8.90%

5.33%

Voya Retirement Insurance

and Annuity Company

One Orange Way

Windsor, CT 06095

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Mac & Co A/C 684261

PO Box 3198, 525 William Penn Place

Pittsburgh, PA 15230-3198

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2050 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

United Services Automobile Assn 9800 Fredericksburg Road

San Antonio, TX 78288-0001 National Financial

499 Washington Blvd

Jersey City, NJ 07310 National Financial

499 Washington Blvd

Jersey City, NJ 07310

TD Ameritrade Inc FBO our Customers PO Box 2226

Omaha, NE 68103-2226 National Financial

499 Washington Blvd

Jersey City, NJ 07310

USAA Target Retirement 2040 Fund 9800 Fredericksburg Road

San Antonio, TX 78288-0001 National Financial

499 Washington Blvd

Jersey City, NJ 07310

United Services Automobile Assn 9800 Fredericksburg Road

San Antonio, TX 78288-0001 Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246

Cornerstone

Moderately

Aggressive Fund

International Fund

Growth and Tax

Strategy Fund

World Growth

Fund

1,175,530.788

(Adviser Shares)

11,582,636.987 (Fund Shares)

16,019,418.664 (Fund Shares)

36,331,147.521

(Institutional Shares)

16,865,647.053

(Institutional Shares)

5,729,383.613

(Institutional Shares)

4,392,838.789

(Institutional Shares)

7,516,457.389

(Institutional Shares)

239,942.823

(Adviser Shares)

5,097,081.428 (Fund Shares)

10,959,828.002 (Fund Shares)

30,432.555

(Institutional Shares)

11,267.345

(Institutional Shares)

173,430.454

(Institutional Shares)

251,650.185

(Adviser Shares)

315,313.737

(Adviser Shares)

43,903.551

(Adviser Shares)

80.54%

12.41%

29.77%

47.98%

22.27%

7.57%

5.80%

9.93%

98.92%

25.50%

25.62%

14.11%

5.22%

80.41%

40.84%

51.17%

7.12%

National Financial	Total Return	1,289,742.449
499 Washington Blvd			14.94%
	Strategy Fund	(Fund Shares)
Jersey City, NJ 07310

USAA Target Retirement 2020 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2050 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Mac & Co A/C 684250

PO Box 3198, 525 William Penn Place

Pittsburgh, PA 15230-3198

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

USAA Target Retirement 2020 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement Income Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2050 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

Emerging Markets

Fund

Real Return Fund

Government

Securities Fund

201,674.988

(Institutional Shares)

663,633.935

(Institutional Shares)

491,077.220

(Institutional Shares)

294,610.795

(Institutional Shares)

6,180,794.283 (Fund Shares)

20,559,944.358

(Institutional Shares)

7841679.729

(Institutional Shares)

2,456,836.782

(Institutional Shares)

1,982,863.612

(Institutional Shares)

271,327.382

(Adviser Shares)

1,081,217.296 (Fund Shares)

1,183,650.476

(Institutional Shares)

1,384,363.109

(Institutional Shares)

618,672.091

(Institutional Shares)

1,123,355.861

(Institutional Shares)

283,754.989

(Institutional Shares)

8,459,327.741 (Fund Shares)

1,669,697.938

(Institutional Shares)

11.72%

38.57%

28.54%

17.12%

29.58%

53.90%

20.56%

6.44%

5.20%

98.12%

43.54%

25.66%

30.01%

13.41%

24.35%

6.15%

20.39%

14.33%

USAA Target Retirement 2020 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement Income Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Cornerstone Conservative Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

Merrill Lynch Pierce Fenner & Smith

4800 Deer Lake Drive East

Jacksonville, FL 32246

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Mac & Co A/C 684254

PO Box 3198, 525 William Penn Place

Pittsburgh, PA 15230-3198

National Financial

499 Washington Blvd

Jersey City, NJ 07310

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Mac & Co A/C 794303

PO Box 3198, 525 William Penn Place

Pittsburgh, PA 15230-3198

TD Ameritrade Inc.

PO Box 2226

Omaha, NE 68103-2226

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

4,311,908.445
(Institutional Shares)
4,247,776.271
(Institutional Shares)

1,383,553.249
(Institutional Shares)
486,950.927
(Adviser Shares)

34,193.285
(Adviser Shares)
510,204.082
(R6 Shares)

Treasury Money	1,973,039,562.760
Market Trust	(Fund Shares)
123,067,662.660
(Fund Shares)

California Bond	11,532,131.713
Fund	(Fund Shares)
478,991.597
(Adviser Shares)

125,205.377
(Adviser Shares)
California Money	129,813,350.440
Market Fund	(Fund Shares)

New York Bond	1,962,170.604
Fund	(Fund Shares)
2,438,088.344
(Fund Shares)

989,286.001
(Fund Shares)
419,991.360
(Institutional Shares)

73,610.062
(Institutional Shares)
New York Money	41,183,789.650
Market Fund	(Fund Shares)

37.01%

36.46%

11.88%

93.23%

6.55%

100.00%

87.32%

5.45%

18.74%

70.36%

18.39%

50.73%

11.16%

13.87%

5.63%

83.50%

14.63%

58.35%

National Financial

499 Washington Blvd

Jersey City, NJ 07310

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

USAA Target Retirement 2020 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2050 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

Mac & Co A/C 684258

PO Box 3198, 525 William Penn Place

Pittsburgh, PA 15230-3198

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

Virginia Bond	11,485,554.370
Fund	(Fund Shares)
447,886.959
(Institutional Shares)

1,637,654.295
(Institutional Shares)
Virginia Money	79,107,444.972
Market Fund	(Fund Shares)

Capital Growth	12,675,664.972
Fund	(Fund Shares)
490,196.078
(Institutional Shares)

Extended Market	12,015,195.607
Index Fund	(Fund Shares)
Nasdaq-100 Index	28,105,736.461
Fund	(Fund Shares)

Global Equity	2,300,160.004
Income Fund	(Fund Shares)
2,500,000.000
(Fund Shares)
500,000.000
(Institutional Shares)
Value Fund	14,495,392.339
(Fund Shares)

2,026,651.201
(Institutional Shares)
5,211,284.875
(Institutional Shares)

6,356,805.142
(Institutional Shares)
3,675,376.556
(Institutional Shares)

7,585,249.684
(Institutional Shares)
440,631.794
(Adviser Shares)

19.62%

20.63%

75.44%

54.62%

17.63%

99.92%

31.02%

35.95%

33.59%

36.51%

100.00%

33.70%

7.45%

19.16%

23.37%

13.51%

27.88%

98.44%

National Financial

499 Washington Blvd

Jersey City, NJ 07310

USAA Target Retirement 2020 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2050 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

TD Ameritrade Inc.

PO Box 2226

Omaha, NE 68103-2226

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Mac & Co A/C 684262

PO Box 3198, 525 William Penn Place

Pittsburgh, PA 15230-3198

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

Ultra Short-Term	16,502,973.884
Bond Fund	(Fund Shares)
143,834.733
(Institutional Shares)

464,993.842
(Institutional Shares)
581,560.975
(Institutional Shares)

160,188.271
(Institutional Shares)
268,654.119
(Institutional Shares)

Cornerstone	5,084,305.150
Conservative Fund	(Fund Shares)
Cornerstone Equity	3,529,344.154
Fund	(Fund Shares)

51,716,753.994
High Income Fund
(Fund Shares)

8,033,680.930
(Institutional Shares)

6,304,791.998
(Institutional Shares)
80,871,489.744
(Institutional Shares)

13,345,450.185
(Institutional Shares)
617,436.554
(Adviser Shares)

367,315.715
(Adviser Shares)
626,566.416
(R6 Shares)

Small Cap Stock	9,799,333.097
Fund	(Fund Shares)
2,918,641.817
(Institutional Shares)

44.25%

7.67%

24.81%

31.02%

8.60%

14.33%

35.11%

40.96%

36.53%

6.40%

5.03%

64.46%

10.64%

53.75%

31.97%

100.00%

26.84%

5.54%

National Financial

499 Washington Blvd

Jersey City, NJ 07310

Mac & Co A/C 684263

PO Box 3198, 525 William Penn Place

Pittsburgh, PA 15230-3198

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

USAA Target Retirement 2020 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement Income Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Cornerstone Conservative Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

National Financial

499 Washington Blvd

Jersey City, NJ 07310

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

31,406,009.132
(Institutional Shares)
13,204,977.458
(Institutional Shares)

Flexible Income	1,003,760.101
Fund	(Fund Shares)
2,057,304.334
(Fund Shares)

308,897.710
(Institutional Shares)
622,981.808
(Institutional Shares)

384,665.154
(Institutional Shares)
182,665.448
(Institutional Shares)

837,463.034
(Institutional Shares)
500,000.000
(Adviser Shares)

Target Retirement	6,947,255.304
Income Fund	(Fund Shares)
Target Retirement	10,715,902.840
2020 Fund	(Fund Shares)

Target Retirement	18,166,238.534
2030 Fund	(Fund Shares)
Target Retirement	20,410,685.099
2040 Fund	(Fund Shares)

Target Retirement	12,781,037.374
2050 Fund	(Fund Shares)
Target Retirement	1,874,581.766
2060 Fund	(Fund Shares)

500,000.000
(Fund Shares)
Global Managed	633,847.563
Volatility Fund	(Fund Shares)

59.60%

25.06%

18.48%

37.87%

12.64%

25.49%

15.74%

7.47%

34.26%

97.05%

24.94%

23.05%

21.32%

21.88%

24.76%

39.07%

10.42%

40.98%

United Services Automobile Assn

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2020 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2050 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement Income Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

National Financial

499 Washington Blvd

Jersey City, NJ 07310

USAA Target Retirement 2020 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2030 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2040 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

USAA Target Retirement 2050 Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0001

478,011.472
(Fund Shares)
3,630,214.528
(Institutional Shares)

9,011,252.293
(Institutional Shares)
11,130,499.086
(Institutional Shares)

6,162,224.596
(Institutional Shares)
1,782,468.018
(Institutional Shares)

Managed	65,633,401.118
Allocation Fund	(Fund Shares)
Target Managed	3,425,408.084
Allocation Fund	(Fund Shares)

11,657,973.284
(Fund Shares)

16,323,024.524 (Fund Shares)

9,773,467.749 (Fund Shares)

30.91%

11.20%

27.81%

34.35%

19.02%

5.50%

99.98%

7.97%

27.12%

37.98%

22.74%

As of December 31, 2016, the officers and Trustees of the Trust and the nominees for Trustee, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of each Fund.

No Trustee or nominee for Trustee has engaged in any purchase or sale of securities of AMCO or its parent, or the subsidiaries of either, in excess of 1% of the outstanding securities of any class of securities of AMCO or its parent, or the subsidiaries of either, for the period of April 1, 2015, to December 31, 2016.

Date for Receipt of Shareholders' Proposals for Subsequent Shareholder Meetings

Under relevant state law and the Trust's organizational documents and applicable law, no annual meeting of shareholders is required. No Fund of the Trust currently intends to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent shareholder meeting must be received by the Fund(s) within a reasonable period of time prior to the Fund's making the proxy materials available for such meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Funds will assist in communicating to other shareholders about such meeting.

How can shareholders communicate with the Board?

Shareholders who want to communicate with the Board or an individual Trustee should send written communications to 9800 Fredericksburg Road, San Antonio, Texas 78288, addressed to the Board or the individual

Trustee. The Trust's Secretary may determine not to forward to the Board or individual Trustees any communication that does not relate to the business of a Fund.

Other Business and Proposals to Adjourn the Meeting

The Board knows of no other business to be brought before the Meeting. At a separate meeting of shareholders of the USAA Intermediate-Term Bond Fund, USAA Cornerstone Moderate Fund, and USAA Cornerstone Moderately Aggressive Fund, shareholders will separately be asked to vote on proposals that affect only those Funds. A separate proxy statement is being provided to the shareholders of the USAA Intermediate-Term Bond Fund, USAA Cornerstone Moderate Fund, and USAA Cornerstone Moderately Aggressive Fund in connection with the solicitation of proxies for the meeting with respect to those proposals. If any other matters properly come before the Meeting, it is the Board's intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed proxy card.

In the event a quorum is not present at the Meeting, or in the event a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies if such an adjournment and additional solicitation is reasonable and in the interests of shareholders. In determining whether adjournment and additional solicitation is in the interests of shareholders, the proxies shall consider all relevant factors, including the nature of the Proposal, the percentage of votes then cast, the percentage of withhold votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for additional solicitation. The Proposal may be voted on prior to any adjournment if sufficient votes have been received for the Proposal and such vote is otherwise appropriate. Any adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Proposal in favor of any adjournment and will vote those proxies required to be voted "WITHHOLD" against any adjournment.

* * * * *

APPENDIX A: The Funds' Independent Public Accountant

The Funds' Independent Public Accountant

Ernst & Young LLP ("E&Y;"), 100 West Houston Street, Suite 1700, San Antonio, Texas 78205, was chosen by the Audit and Compliance Committee and the Board to serve as the independent registered public accounting firm for each Fund during its current fiscal year. In this capacity, E&Y; is responsible for the audits of the annual financial statements of the Funds of the Trust and reporting thereon.

Representatives of E&Y; are not expected to be at the Meeting to answer questions relating to the services provided to the Trust and its Funds. However, if such representatives are present at the Meeting, they will have the opportunity to make a statement if they desire to do so and would be available to respond to appropriate questions. Even if an E&Y; representative is not present at the Meeting, a representative could be contacted during the Meeting if any matter were to arise requiring assistance.

Audit and Related Fees

The following table includes information regarding the audit fees, audit-related fees, tax services fees, and all other fees paid to E&Y; by the Funds of the Trust and their affiliated service providers, including AMCO (investment adviser and administrator), IMCO (principal underwriter), and SAS (transfer agent), for the fiscal years ended in 2014, 2015, and 2016, as applicable.

Fiscal Year Ended
March 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2015	$255,220	$68,650	$0	$0
2016	$319,190	$67,300	$2,966	$0

Fiscal Year Ended
May 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2015	$414,490	$67,300	$156,469	$0
2016	$434,610	$70,020	$77,043	$0

Fiscal Year Ended
July 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2015	$447,510	$67,300	$25,486	$0
2016	$468,310	$70,020	$35,128	$0

Fiscal Year Ended
December 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2014	$419,808	$67,300	$15,164	$0
2015	$428,390	$68,650	$13,085	$0

(1) Audit-related fees are fees for services rendered in assessing the controls of the funds' transfer agent.

(2) Tax fees are for services rendered in preparing and reviewing the Funds' tax returns and services for tax compliance and tax advice.

(3) All Other Fees includes Testing for Custody Rule SAS 70 and Rule 204/206 Regulatory Procedures.

All of the services for audit fees, audit-related fees, and tax fees paid to E&Y; for the fiscal years ended in 2014, 2015, and 2016, as applicable, must be and were pre-approved by the Trust's Audit and Compliance Committee. Those pre-approval procedures are described below.

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Non-Audit Fees

SEC rules also require that we detail the total non-audit fees paid to E&Y; by the Funds, and fees paid to E&Y; for non-audit services for AMCO and any other entity controlling, controlled by or under common control with AMCO that provides ongoing services to the Funds even if the services were not related to the Funds or required pre- approval by the Trust's Audit and Compliance Committee. The aggregate non-audit fees billed by E&Y; for services rendered to AMCO, and any entity controlling, controlled by, or under common control with AMCO that provides ongoing services to the Funds were $0 for the applicable fiscal year ends referenced in the table above.

All non-audit services to be performed for the Funds by E&Y; must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's pre-approval procedures. The Trust's Audit and Compliance Committee has determined that the provision of non-audit services to the Funds, AMCO, IMCO, and SAS is compatible with maintaining the independence of E&Y.;

Pre-Approval Procedures of the Audit and Compliance Committee

Audit services provided to the Funds are subject to pre-approval procedures contained within the Audit and Compliance Committee Charter. Audit services requiring pre-approval include those services provided by the independent auditor to the Funds, including the plan and scope of the audit, and any non-audit services to be provided by the independent auditor to the Funds, the Funds' investment adviser, and any entity controlling, controlled by, or under common control with the Funds' investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds.

The terms audit services and non-audit services are defined under applicable SEC rules or regulations. Pre-approval may be granted for specific projects or services, or pursuant to separate pre-approval policies and procedures approved by the Audit and Compliance Committee. The Audit and Compliance Committee may delegate to one or more designated members of the Committee the authority to pre-approve all or some audit and non-audit services.

The Committee currently delegates to its Chair the power to pre-approve audit and non-audit services that must be commenced before the next regularly scheduled Committee meeting, provided that any decisions of the Chair be presented to the full Audit and Compliance Committee at its next regularly scheduled meeting.

The Audit and Compliance Committee shall determine whether the provision by the independent auditor of non- audit services provided to the Funds' investment adviser, and any entity controlling, controlled by, or under common control with the Funds' investment adviser that provides ongoing services to the Funds that were not pre-approved, as specified in the Audit and Compliance Committee Charter, by the Committee is compatible with maintaining the auditor's independence.

The Audit and Compliance Committee will meet at least two times a year. Other meetings will be held as requested by the Board of Trustees, or when the Chair of a Committee deems additional meetings are required or advisable, upon notice to the Secretary of the affected Fund. If circumstances require a special Committee meeting prior to the next scheduled Board meeting, the Chair of the Committee, upon notification to the Secretary of the affected Fund, may convene a special meeting of the Committee.

The Audit and Compliance Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Trust's bylaws. A majority of the members of the Audit and Compliance Committee shall constitute a quorum.

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APPENDIX B: Corporate Governance Committee Charter

CHARTER OF THE CORPORATE GOVERNANCE COMMITTEE

OF

USAA MUTUAL FUNDS TRUST

The charter for the Corporate Governance Committee (hereafter, Corporate Governance Committee or Committee) consists of the following:

A. Membership and Chairperson :

The Corporate Governance Committee will be composed of members of the Board of Trustees (the Board) of the USAA Mutual Funds Trust (the Trust). The Board will select the Committee's members. No member of the Corporate Governance Committee may be an "interested person", as that term is defined under the Investment Company Act of 1940, as amended (1940 Act), of the Trust, nor shall any member receive compensation from the Trust except compensation for service as a member of the Trust's Board or a Committee of the Board. The Board will select the Chairperson of the Committee.

B. Purpose :

To maintain oversight of the organization and performance of the Board, to evaluate the effectiveness of the Board, to ensure that the Board conducts itself ethically in accordance with applicable law, to maintain a policy on Board tenure and term limitations for Trustees who are not an "interested person", as that term is defined under the 1940 Act, of the Trust (Independent Trustees), to recommend candidates to fill vacancies for Independent Trustee positions on the Board, and to oversee the annual evaluation of the performance of the Board and the committees of the Board.

C. Functions :

The principal functions to be performed by the Committee are:

(1) With respect to Board size, structure, training and evaluation :

(a) Develop desired qualifications, experience, abilities, skills and expectations of performance for individual Independent Trustees.

(b) Arrange for such initial orientation and subsequent training to be made available to the Independent Trustees of the Board as the Committee deems appropriate.

(c) Establish, implement and oversee an evaluation process to annually review the performance of the Board and the committees of the Board, including the effectiveness of the structure, size, and procedures of the Board and the committees of the Board, and make recommendations to the Board, as necessary or appropriate, regarding the same.

(d) Review and, as necessary, propose amendments to the Trust's bylaws, Master Trust Agreement, Board Resolutions and any other relevant documents as they relate to the Trustee positions on the Board.

(e) At least annually review the compensation for the Independent Trustees to ensure that such members of the Board are being fairly and equitably compensated for their services.

(f) Oversee the structure and process of Board meetings to fully utilize the capabilities of USAA Asset Management Company (AMCO or the Adviser) in such areas as portfolio management oversight, regulatory updates and reports on items of special interest to the Independent Trustees in the performance of their oversight function.

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(g) Ensure that Independent Trustees meet at least once quarterly in a session where no Trustees who are interested persons of the Trust are present.

(2) With respect to Board nominations :

(a) Develop procedures for identifying and recruiting potential candidates for Board membership.

(b) Recruit and screen individuals who possess the qualifications necessary to execute the responsibilities of an Independent Trustee. Identify and recommend to the Board nominees for election as Independent Trustees.

(c) Identify and recommend to the Board nominees for membership on committees of the Board as vacancies occur.

(d) Monitor the Board tenure policy providing for a rotation of Board member terms for the Independent Trustees.

(3) With respect to other matters :

(a) Review this Charter at least annually and recommend any changes to the Board.

(b) As necessary, recommend to the Board of Trustees investigations into any matters under the Committee's cognizance.

(c) Review and monitor any Code of Ethics related to the Funds and recommend revisions where necessary.

(d) Hire employees and retain advisers and experts, as is deemed necessary or appropriate, to assist the Committee in the execution of its duties, and establish, implement and oversee any policies and procedures necessary or appropriate to implement this authority.

(e) Act upon such other issues and matters as may be presented to the Committee from time to time by the Board or the Adviser.

D. Reports :

The Committee will report to the Board of Trustees periodically regarding proceedings of, actions taken by, and decisions made by, the Committee.

E. Meetings :

The Committee shall meet at such times and conduct such business as designated by the Chair of the Committee, in accordance with the responsibilities set forth in this Charter. Meetings are to be attended only by members of the Committee, the appointed recorder, counsel for the Independent Trustees, and any guests whose attendance is approved in advance by the Committee Chair. Meetings may be conducted in person or telephonically.

(1) Minutes will be kept documenting all proceedings and decisions of the Committee.

(2) The Committee may act by written consent, to the extent permitted by law and the Trust's bylaws.

(3) A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members present at the meeting at which a quorum is present shall be the action of the Committee.

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F. Duration :

The Committee shall continue in existence on a permanent basis until dissolved by the Board.

G. Legal Counsel :

In addition to USAA counsel, the Trust's outside counsel and counsel to the Independent Trustees will be made available to the Committee for such advice and assistance as may be required.

As Approved: September 26, 2012

As Amended, Effective: June 16, 2015

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APPENDIX C: Management of the Trust

Total
		Term of		Number
		Office		of USAA
		and		Funds
Name,		Length of		Overseen
Address* and	Position(s)	Time	Principal Occupation(s) Held During the	by
Age	with Fund	Served	Past Five Years	Officer
Interested Officers
Daniel S.	Trustee,	Trustee since	President of Financial Advice & Solutions	54
McNamara	President and	December	Group (FASG), USAA (02/13-present);
(June 1966)	Vice Chairman	2009,	Director of USAA Asset Management
		President and	Company, (AMCO) (12/11-present); Director of
		Vice	USAA Investment Management Company
		Chairman	(IMCO) (10/09-present); President, IMCO
		since January	(10/09-04/14); President, AMCO (12/11-04/13);
		2012	President and Director of USAA Shareholder
Account Services (SAS) (10/09-present); Senior
Vice President of USAA Financial Planning
Services Insurance Agency, Inc. (FPS) (04/11-
present); Director of FPS (12/13-present);
President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director
of USAA Financial Advisors, Inc. (FAI) (12/13-
present); President and Director of FAI and FPS
(10/09-04/11).

John C. Spear	Vice President	December	Vice President and Chief Investment Officer,	54
(May 1964)		2016	USAA Investments, (11/016-present); Vice
President, Long Term Fixed Income, (05/12-
11/16); Vice President, Insurance Portfolios,
(07/01-05/12); Assistant Vice President,
Insurance Portfolios, (11/99- 07/01.

John P. Toohey	Vice President	June 2009	Head of Equities, Equity Investments, AMCO	54
(March 1968)			(01/12-present); Vice President, Equity
Investments, IMCO (02/09-12/11).

James G.	Secretary	June 2013	Vice President, FASG Counsel, USAA (12/15-	54
Whetzel			present); Assistant Vice President, FASG
(February			General Counsel, USAA (10/13-12/15);
1978)			Executive Director, FASG General Counsel,
USAA (10/12-10/13); Attorney, Financial
Advice & Solutions Group General Counsel,
USAA (11/08-10/12); Assistant Secretary,
USAA family of funds (04/10-06/13); Director,
FPS, (03/15-01/16). Mr. Whetzel also serves as
Secretary of IMCO, AMCO, SAS, and ICORP.

Daniel J.	Assistant	June 2013	Assistant Vice President, Lead Securities	54
Mavico	Secretary		Attorney, FASG General Counsel, USAA
(June 1977)			(11/14-present); Executive Director, Lead
Securities Attorney, FASG General Counsel,
USAA (04/13-11/14); Attorney, FASG General

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			Counsel (04/10-04/13). Mr. Mavico also serves
			as Assistant Secretary of IMCO, AMCO, SAS,
			and FAI.

Roberto	Treasurer	February 2008	Assistant Vice President, Portfolio	54
Galindo, Jr.			Accounting/Financial Administration, USAA
(November			(12/02-present).
1960)
James K.	Assistant	December	Executive Director, Investment and Financial	54
De Vries	Treasurer	2013	Administration, AMCO, (04/12-present);
(April 1969)			Director, Tax, USAA (11/09-04/12).

Stephanie	Chief	February 2013	Assistant Vice President, Institutional Asset	54
Higby	Compliance		Management Compliance, USAA (12/16-
(June 1974)	Officer		present); Executive Director, Institutional Asset
			Management Compliance, USAA (04/13-
			12/16); Director, Institutional Asset
			Management Compliance, AMCO (03/12-
			04/13); Compliance Director for USAA Mutual
			Funds Compliance, IMCO (06/06-02/12).

* The address of each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

Management Compensation

No compensation is paid by any Fund of the Trust to any of the officers of the Trust. No pension or retirement benefits are accrued as part of fund expenses.

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98624-0217 ©2017, USAA. All rights reserved.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on March 22, 2017.

E16315-S54129

USAA MUTUAL FUNDS TRUST

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

Meeting Information

Meeting Type:	Special Shareholder
For holders as of:	January 12, 2017
Date: March 22, 2017	Time: 2 p.m. Central time

Location:  Joe Robles Auditorium in the USAA Building

9800 Fredericksburg Road

San Antonio,Texas 78288

You are receiving this communication because you hold shares in a USAA mutual fund.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E16316-S54129

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT	SHAREHOLDER LETTER	Q&A;

How to View Online:

Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET : www.proxyvote.com

2) BY TELEPHONE : 1-800-579-1639

3) BY E-MAIL* : sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 8, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including,but not limited to,the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

USAA Mutual Funds Trust Board of Trustees'

Proposal - The Board recommends a vote FOR

ALL nominees:

1. Election of Trustees

01)	Robert L. Mason, Ph.D.	05)	Richard Y. Newton III
02)	Jefferson C. Boyce	06)	Barbara B. Ostdiek, Ph.D.
03)	Dawn M. Hawley	07)	Michael F. Reimherr
04)	Paul L. McNamara	08)	Daniel S. McNamara

Please refer to the proxy materials for more detailed information on the above voting items.

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E16318-S54129

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

USAA Mutual Funds Trust Board of Trustees' Proposal - The

Board recommends a vote FOR ALL nominees:

This proxy card will be voted "FOR ALL" nominees if no choice is specified.

1. Election of Trustees

01)	Robert L. Mason, Ph.D.	05)	Richard Y. Newton III
02)	Jefferson C. Boyce	06)	Barbara B. Ostdiek, Ph.D.
03)	Dawn M. Hawley	07)	Michael F. Reimherr
04)	Paul L. McNamara	08)	Daniel S. McNamara

Signature [PLEASE SIGN WITHIN BOX]	Date

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

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1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

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2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

	E16313-S54129		KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

*To withhold authority to vote for some but not all
For	Withhold	For All	nominees, mark "For All Except" and write in the

All	All	Except*	number of the nominee(s) you want to withhold your
vote on the line below.
[ ]	[ ]	[ ]
Signature [Joint Owners]	Date

V.3

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Notice and Proxy Statement, Shareholder Letter and Q&A; are available at www.proxyvote.com.

E16314-S54129

USAA MUTUAL FUNDS TRUST

MARCH 22, 2017, SHAREHOLDER MEETING PROXY CARD

The undersigned authorizes Roberto Galindo, Jr. and James De Vries, and each of them as the Proxy Committee, with right of substitution, to vote on my behalf as directed on the reverse, in the USAA Mutual Funds Trust March 22, 2017, Shareholder Meeting, or any continuation following an adjournment thereof. I also instruct the Proxy Committee to vote any other matters that arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgment.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.

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